UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant ☒	Filed by a Party other than the Registrant

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

FPA FUNDS TRUST

FPA NEW INCOME, INC.

FPA U.S. CORE EQUITY FUND, INC.

BRAGG CAPITAL TRUST

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

FPA CRESCENT FUND
FPA FLEXIBLE FIXED INCOME FUND
FPA NEW INCOME, INC.
FPA QUEENS ROAD VALUE FUND
FPA QUEENS ROAD SMALL CAP VALUE FUND
FPA U.S. CORE EQUITY FUND, INC.
(EACH, A "FUND" AND COLLECTIVELY, THE "FUNDS")

11601 Wilshire Boulevard
Suite 1200
Los Angeles, California 90025

April 10, 2023

Dear Shareholder:

We are writing to inform you of a joint special meeting (the "Meeting") of shareholders of the Funds that is scheduled to be held on June 1, 2023, at 10:30 a.m. Pacific Time, at the offices of First Pacific Advisors, LP, 11601 Wilshire Boulevard, Suite 1200, Los Angeles, California 90025. A Notice of the Joint Special Meeting of Shareholders, Proxy Statement, proxy card for your vote, and postage-paid envelope in which to return your proxy card are enclosed.

As a shareholder of one or more of the Funds, you are being asked to vote on the election of five (5) nominees (the "Nominees") to the Board of Directors or Board of Trustees, as applicable, of which three currently serve as Directors or Trustees. The Boards have reviewed the qualifications and backgrounds of each of the Nominees and believes that each is qualified to serve as a Director or Trustee, as applicable, based on several factors, including among others, that each Nominee is knowledgeable about the Funds' business and service provider arrangements in part because he or she serves as trustee or director to other investment companies or has had significant experience in the investment management and/or financial services industries, and how each Nominee's skills, experiences and attributes would contribute to an appropriate mix of relevant skills and experience on the Board. Therefore, the Board of Directors/Trustees of each Fund unanimously recommends that you vote "FOR" the election of each Nominee. The proposals are discussed in more detail in the Proxy Statement, which you should read carefully.

Please exercise your right to vote. You can vote by telephone, by Internet or by completing, dating, and signing the enclosed proxy card. A self-addressed, postage-paid envelope has been enclosed for your convenience.

If you have any questions, please do not hesitate to e-mail the Funds at crm@fpa.com.

Thank you for taking the time to consider these important proposals and for your continuing investment in the Funds.

Respectfully,

REBECCA D. GILDING

Secretary

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NOTICE OF JOINT SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON JUNE 1, 2023

FPA CRESCENT FUND
FPA FLEXIBLE FIXED INCOME FUND
FPA NEW INCOME, INC.
FPA QUEENS ROAD VALUE FUND
FPA QUEENS ROAD SMALL CAP VALUE FUND
FPA U.S. CORE EQUITY FUND, INC.

11601 Wilshire Boulevard
Suite 1200
Los Angeles, California 90025

To the shareholders of FPA Crescent Fund, a series of FPA Funds Trust, FPA Flexible Fixed Income Fund, a series of FPA Funds Trust, FPA New Income, Inc., FPA Queens Road Small Cap Value Fund, a series of Bragg Capital Trust, FPA Queens Road Value Fund, a series of Bragg Capital Trust, and FPA U.S. Core Equity Fund, Inc., (each, a "Fund" and, collectively, the "Funds"):

Notice is hereby given that a joint special meeting (the "Meeting") of shareholders of each Fund will be held at the offices of First Pacific Advisors, LP ("FPA"), at 11601 Wilshire Boulevard, Suite 1200, Los Angeles, California 90025, on June 1, 2023, at 10:30 a.m., Pacific Time. At the Meeting, we will ask shareholders to vote on the following proposals with respect to their Fund(s):

1. To elect the Trustees of FPA Funds Trust, each to hold office for the term indicated and until his or her successor shall have been elected and qualified;

2. To elect the Directors of FPA New Income, Inc., each to hold office for the term indicated and until his or her successor shall have been elected and qualified;

3. To elect the Trustees of Bragg Capital Trust, each to hold office for the term indicated and until his or her successor shall have been elected and qualified;

4. To elect the Directors of FPA U.S. Core Equity Fund, Inc., each to hold office for the term indicated and until his or her successor shall have been elected and qualified; and

5. To transact such other business as may properly come before the Meeting or any adjournment(s) or postponement(s) thereof.

The Board of Directors/Trustees of each Fund/Trust has fixed the close of business on April 4, 2023, as the record date for the determination of shareholders entitled to receive notice of, and to vote at, the Meeting or any adjournment(s) or postponement(s) thereof.

You are cordially invited to attend the Meeting. Shareholders who do not expect to attend the Meeting are requested to vote by telephone, by Internet or by completing, dating, and signing the enclosed proxy card and returning it promptly in the envelope provided for that purpose. You may nevertheless vote at the Meeting if you choose to attend. The enclosed proxy is being solicited by the Boards of the Funds.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE MEETING ON JUNE 1, 2023: This Notice, the Proxy Statement and the proxy card are available on the Internet free of charge at https://vote.proxyonline.com/fpa/docs/fpafunds2023.pdf.

By order of the Board of
Directors/Trustees,

REBECCA D. GILDING

Secretary

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IMPORTANT INFORMATION TO HELP YOU UNDERSTAND
AND VOTE ON THE PROPOSALS

Below is a brief overview of the matters being submitted to a shareholder vote at the joint special meeting (the "Meeting") of shareholders. Your vote is important, no matter how large or small your holdings may be. Please read the full text of the proxy statement ("Proxy Statement"), which contains additional information about the proposals (each, a "Proposal" and collectively, the "Proposals") and keep it for future reference.

QUESTIONS AND ANSWERS

Question: What is the purpose of the Meeting and what Proposals am I being asked to vote on?

Answer: At the Meeting, shareholders of FPA Crescent Fund, a series of FPA Funds Trust, FPA Flexible Fixed Income Fund, a series of FPA Funds Trust, FPA New Income, Inc., FPA Queens Road Small Cap Value Fund, a series of Bragg Capital Trust, FPA Queens Road Value Fund, a series of Bragg Capital Trust, and FPA U.S. Core Equity Fund, Inc. (each, a "Fund" and, collectively, the "Funds") are being asked to vote on the election of five (5) nominees (the "Nominees") to the Board of Directors or Board of Trustees, as applicable (each, a "Board") and collectively, the "Boards").

The following table identifies which shareholders are being solicited to vote on which Proposals and for which Fund:

	Proposal	Shareholders Voting
1.	To elect the Trustees of FPA Funds Trust, each to hold office for the term indicated and until his or her successor shall have been elected and qualified.	Shareholders of FPA Crescent Fund and FPA Flexible Fixed Income Fund
2.	To elect the Directors of FPA New Income, Inc., each to hold office for the term indicated and until his or her successor shall have been elected and qualified.	Shareholders of FPA New Income, Inc.
3.	To elect the Trustees of Bragg Capital Trust, each to hold office for the term indicated and until his or her successor shall have been elected and qualified.	Shareholders of FPA Queens Road Small Cap Value Fund and FPA Queens Road Value Fund
4.	To elect the Directors of FPA U.S. Core Equity Fund, Inc., each to hold office for the term indicated and until his or her successor shall have been elected and qualified.	Shareholders of FPA U.S. Core Equity Fund, Inc.
5.	To transact such other business as may properly come before the Special Meeting and any adjournments thereof.	Shareholders of each Fund, voting separately

Question: Why am I being asked to vote for Directors/Trustees?

Answer: Section 16 of the Investment Company Act of 1940, as amended (the "1940 Act") requires that certain percentages of directors/trustees on boards of registered investment companies must have been elected by shareholders under various circumstances. In general, at least a majority of the directors/trustees must have been elected to such office by shareholders. In addition, new directors/trustees cannot be appointed by existing directors/trustees to fill vacancies created by retirements, resignations, or an expansion of a board unless, after those appointments, at least two-thirds of the directors/trustees have been elected by shareholders.

Except for the FPA Funds Trust, each Board currently consists of five Directors/Trustees, four of whom are not "interested persons" of the Funds or the Adviser as defined in the 1940 Act (each, an "Independent Director/Trustee"), and three of whom were elected by shareholders. Accordingly, any new Director/Trustee must be elected by shareholders.

The Board of Directors/Trustees of FPA New Income, Inc., FPA U.S. Core Equity Fund, Inc., and Bragg Capital Trust, is comprised of the following individuals: Sandra Brown, Robert F. Goldrich, Mark L. Lipson, Alfred E. Osborne, and J. Richard Atwood. Each of the existing Directors/Trustees, with the exception of J. Richard Atwood, are Independent Directors/Trustees.

The Board of Trustees of FPA Funds Trust is comprised of Sandra Brown, Robert F. Goldrich, Mark L. Lipson, Alfred E. Osborne, J. Richard Atwood, and Steven T. Romick. Each of the existing Trustees, with the exception of J. Richard Atwood and Steven Romick, are Independent Trustees.

With respect to each Board, Mr. Lipson and Mr. Osborne have indicated their intention to retire from the Board in 2023. With respect to FPA Funds Trust, Mr. Romick's role as a portfolio manager of FPA Crescent Fund and as a managing partner of FPA will not change, but he has indicated his intention to step away as a member of the Board in 2023. In light of these departures and at the suggestion of First Pacific Advisors, LP ("FPA" or the "Adviser"), at a meeting held on March 29, 2023, each Board's Nominating and Governance Committee recommended the nomination of John P. Zader as an Independent Director/Trustee and the nomination of Maureen Quill as an Interested Director/Trustee, thereby filling the vacancies that would occur with the departures of Messrs. Lipson, Osborne, and Romick from the Boards. Mr. Zader and Ms. Quill do not currently serve as a Director/Trustee of the Boards. Shareholders are being asked to elect Sandra Brown, Robert F. Goldrich, John P. Zader, J. Richard Atwood and Maureen Quill as the Directors/Trustees of each Board so that the entire Board of Directors/Trustees will have been elected by shareholders.

Question: What else is happening?

Answer: Following the Meeting, it is expected that FPA will recommend to the Boards the reorganization of FPA New Income, Inc., FPA Queens Road Small Cap Value Fund, FPA Queens Road Value Fund, and FPA U.S. Core Equity Fund, Inc., into newly created, corresponding shell series of FPA Funds Trust (each, a "Reorganization" and collectively, the "Reorganizations"). When completed, the Reorganizations will result in the consolidation of all six of the Funds into the Trust (which currently includes FPA Crescent Fund and FPA Flexible Fixed Income Fund). FPA believes that the proposed Reorganizations align with its longer-term strategic objectives and can bring meaningful benefits to Fund shareholders. To further these objectives, it is expected that FPA will recommend to the Boards that the Funds join the multi-series trust platform (the "Platform") sponsored by Mutual Fund Administration Corporation ("MFAC") and UMB Fund Services, Inc. ("UMB") as a stand-alone trust to enhance the administrative services provided to the Funds, thereby engaging MFAC and UMB to provide fund administration services and UMB to provide the accounting and custody services currently performed by State Street Bank and Trust, engaging Dziura Compliance Consulting, LLC and appointing its principal, Martin Dziura, to serve as the Funds' Chief Compliance Officer, and engaging Tait, Weller & Baker LLP as the Funds' Independent Registered Public Accounting Firm to provide the audit and tax services currently performed by Ernst & Young LLP. Initially, the FPA Funds will be the only funds in the FPA Funds Trust. Some of the efficiencies of the Platform may be driven by adding non-FPA advised Funds to the Trust; there are currently no plans to do so, and the Trustees will determine when, and if, it is in the best interests of the Funds to add funds managed by other advisers to the Trust in the future. For example, adding other funds to the Trust may achieve cost savings and/or other benefits. FPA believes that the Reorganizations combined with the Funds joining the Platform will allow FPA to dedicate more time and resources to the management of the Funds' portfolios by focusing more efficiently the time and resources spent on administrative activities. FPA also believes that the Reorganizations and joining the Platform can drive efficiencies for Funds and their service providers through standardization of workflow across all the Funds and other fund complexes using the Platform. FPA further believes that the efficiency and standardization of the Platform's processes can reduce and help manage the risks of operational errors. FPA has indicated that no Fund will see an increase in its total net operating expenses as a result of the Reorganizations or as a result of joining the Platform. In addition, FPA anticipates that each Fund may achieve some level of gross expense savings in the future; since most of those savings will serve to reduce a portion of FPA's subsidies of certain Funds' expenses, FPA currently believes that only FPA Queens Road Small Cap Value Fund and FPA U.S. Core Equity Fund, Inc. may experience future net operating expense savings.

Each Reorganization will occur pursuant to an Agreement and Plan of Reorganization (the "Plan") whereby each Fund will transfer all of its assets and liabilities to a newly created corresponding shell series (each, an "Acquiring Fund" and collectively, the "Acquiring Funds") of the FPA Funds Trust. Shareholders of each Fund will receive shares of the corresponding Acquiring Fund equal in value to the shares of the Fund held by the shareholders prior to the Reorganization. The effect of the Reorganization will be that each Fund's shareholders will become shareholders of the Acquiring Fund. There will be no change in each Fund's investment objectives, principal investment strategies or portfolio management in connection with the Reorganizations, and FPA will continue as the investment adviser of the Acquiring Funds after the Reorganizations. The Reorganizations are not generally expected to result in the recognition of gain or loss by the Funds or their respective shareholders for U.S. federal income tax purposes. No vote of the shareholders of the Funds is required to approve the Reorganizations.

A prospectus/information statement that contains important information about the Reorganizations, including information about investment strategies, risks, fees, and expenses, will be mailed to shareholders of the Funds before the consummation of the Reorganizations. The Reorganizations are expected to take effect in the third quarter of 2023.

Question: How do the Boards recommend that I vote?

Answer: The Board of Directors/Trustees has approved each applicable Proposal at a meeting held on March 29, 2023, and each Board recommends that you vote FOR the Proposals with respect to your Fund(s).

Question: Who is entitled to vote?

Answer: If you owned shares of a Fund as of the close of business on April 4, 2023 (the "Record Date"), you are entitled to vote on the Proposal(s) with respect to your Fund(s).

Question: What vote is required to approve the Proposal with respect to my Fund?

Answer: With respect to each Fund, approval of Proposals 1-4 requires the affirmative vote of a plurality of all votes at the Meeting. Under this plurality system, Director/Trustee positions are filled by the Nominees who receive the largest number of votes, with no majority approval requirement, until all vacancies are filled. A "withhold vote" will have no effect on the vote's outcome, because the Nominees who receive the highest number of "FOR" votes are elected, and if Nominees run unopposed they only need a single "FOR" vote to be elected. Broker non?votes will have no effect on the outcome of the vote.

Each whole share of a Fund held as of April 4, 2023, the Record Date, is entitled to one vote, and each fractional share is entitled to a proportionate fractional vote.

Question: When and where will the Meeting be held?

Answer: The Meeting will be held at the offices of First Pacific Advisors, LP ("FPA"), at 11601 Wilshire Boulevard, Suite 1200, Los Angeles, California 90025, on June 1, 2023, at 10:30 a.m., Pacific Time.

Question: How do I vote my shares?

Answer: You may cast your vote in the following ways:

• In Person: Attend the Meeting as described in the Proxy Statement;

• By Mail: Complete, sign and return the enclosed proxy card(s) in the enclosed, self-addressed, postage-paid envelope;

• By Telephone: Call the toll-free number printed on the enclosed proxy card(s); or

• By Internet: Access the website address printed on the enclosed proxy card(s).

Question: What happens if I sign and return my proxy card but do not mark my vote?

Answer: Your proxy will be voted in favor of the Proposal(s) with respect to your Fund(s).

Question: May I revoke my proxy?

Answer: You may revoke your proxy at any time before it is exercised by giving notice of your revocation to the Funds in writing, or by the execution and delivery of a later-dated proxy. You may also revoke your proxy by attending the Meeting, requesting the return of your proxy, and voting in person.

Question: Who will pay for the preparation, printing and mailing of the joint proxy statement and solicitation of proxies?

Answer: It is anticipated that the total expenses of preparing, printing, and mailing the joint proxy statement, soliciting, and tabulating proxies, and related legal expenses will be approximately $400,000. The Funds will not bear any of this cost. The first $300,000 of these expenses will be borne by UMB and MFAC, and the remainder will be paid by FPA.

Question: Who can I call to obtain additional information about this Proxy Statement?

Answer: If you need any assistance or have any questions regarding the Proposals or how to vote your shares, please call toll-free (800) 423-2107 Monday through Friday 9 a.m. to 10 p.m. Eastern Time. You can also e-mail questions directly to the Funds at crm@fpa.com.

Question: Will my vote make a difference?

Answer: Yes. Your vote is very important and can make a difference, no matter how many shares you own. If many shareholders fail to vote, your Fund may not receive enough votes to hold the Meeting. If this happens, we will need to solicit votes again or take other action pursuant to the direction of the relevant Board.

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FPA CRESCENT FUND
FPA FLEXIBLE FIXED INCOME FUND
FPA NEW INCOME, INC.
FPA QUEENS ROAD VALUE FUND
FPA QUEENS ROAD SMALL CAP VALUE FUND
FPA U.S. CORE EQUITY FUND, INC.

PROXY STATEMENT

JOINT SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON JUNE 1, 2023

Introduction

This joint proxy statement (the "Proxy Statement") is furnished in connection with the solicitation of proxies by the Board of Directors or Board of Trustees, as applicable (each, a "Board") of each of FPA Funds Trust, FPA New Income, Inc., Bragg Capital Trust, and FPA U.S. Core Equity Fund, Inc., for voting at the joint special meeting (the "Meeting") of shareholders of the funds listed below (each, a "Fund" and collectively, the "Funds"), and at any and all adjournments, postponements or delays thereof, for the purposes of voting on the proposals described in this Proxy Statement (each, a "Proposal" and collectively, the "Proposals"):

FPA Crescent Fund

FPA Flexible Fixed Income Fund

FPA New Income, Inc.

FPA Queens Road Value Fund

FPA Queens Road Small Cap Value Fund

FPA U.S. Core Equity Fund, Inc.

The Meeting will be held on June 1, 2023, at 10:30 a.m. Pacific time, at the offices of First Pacific Advisors, LP ("FPA" or the "Adviser"), 11601 Wilshire Boulevard, Suite 1200, Los Angeles, California 90025, and at any and all adjournments thereof. The Meeting will be held for the purposes set forth in the accompanying Notice of Joint Special Meeting of Shareholders. The Notice of Joint Special Meeting of Shareholders, this Proxy Statement and the accompanying materials are being mailed to shareholders on or about April 14, 2023.

Each of FPA Funds Trust and Bragg Capital Trust is organized as a Delaware statutory trust and is governed by a Board of Trustees. Each of FPA New Income, Inc. and FPA U.S. Core Equity Fund, Inc. is organized as a Maryland corporation, and each is governed by a Board of Directors. Each Fund is an investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act").

At the Meeting, shareholders of each Fund will be asked to vote on the following proposals with respect to their Fund(s):

1. To elect the Trustees of FPA Funds Trust, each to hold office for the term indicated and until his or her successor shall have been elected and qualified;

2. To elect the Directors of FPA New Income, Inc., each to hold office for the term indicated and until his or her successor shall have been elected and qualified;

3. To elect the Trustees of Bragg Capital Trust, each to hold office for the term indicated and until his or her successor shall have been elected and qualified;

4. To elect the Directors of FPA U.S. Core Equity Fund, Inc., each to hold office for the term indicated and until his or her successor shall have been elected and qualified; and

5. To transact such other business as may properly come before the Meeting or any adjournment(s) or postponement(s) thereof.

The following table shows each Proposal described in this Proxy Statement and identifies which shareholders are being solicited to vote on which Proposals:

	Proposal	Shareholders Entitled to Vote
1.	To elect the Trustees of FPA Funds Trust, each to hold office for the term indicated and until his or her successor shall have been elected and qualified.	Shareholders of FPA Crescent Fund and FPA Flexible Fixed Income Fund
2.	To elect the Directors of FPA New Income Fund, Inc., each to hold office for the term indicated and until his or her successor shall have been elected and qualified.	Shareholders of FPA New Income, Inc.
3.	To elect the Trustees of Bragg Capital Trust, each to hold office for the term indicated and until his or her successor shall have been elected and qualified.	Shareholders of FPA Queens Road Small Cap Value Fund and FPA Queens Road Value Fund
4.	To elect the Directors of FPA U.S. Core Equity Fund, Inc., each to hold office for the term indicated and until his or her successor shall have been elected and qualified.	Shareholders of FPA U.S. Core Equity Fund, Inc.
5.	To transact such other business as may properly come before the Special Meeting and any adjournments thereof.	Shareholders of each Fund, voting separately

The Boards know of no business, other than that specifically mentioned in the Notice, which will be presented for consideration at the Meeting. If other business should properly come before the Meeting, the proxy holders will vote thereon in accordance with their best judgment.

Following the Meeting, it is expected that FPA will recommend to the Boards the reorganization of FPA New Income, Inc., FPA Queens Road Small Cap Value Fund, FPA Queens Road Value Fund, and FPA U.S. Core Equity Fund, Inc., into newly created, corresponding shell series of FPA Funds Trust (each, a "Reorganization" and collectively, the "Reorganizations"). When completed, the Reorganizations will result in the consolidation of all six of the Funds into the Trust (which currently includes FPA Crescent Fund and FPA Flexible Fixed Income Fund). FPA believes that the proposed Reorganizations align with its longer-term strategic objectives and can bring meaningful benefits to Fund shareholders. To further these objectives, it is expected that FPA will recommend to the Boards that the Funds join the multi-series trust platform (the "Platform") sponsored by Mutual Fund Administration Corporation ("MFAC") and UMB Fund Services, Inc. ("UMB") as a stand-alone trust to enhance the administrative services provided to the Funds, thereby engaging MFAC and UMB to provide fund administration services and UMB to provide the accounting and custody services currently performed by State Street Bank and Trust, engaging Dziura Compliance Consulting, LLC and appointing its principal, Martin Dziura, to serve as the Funds' Chief Compliance Officer, and engaging Tait, Weller & Baker LLP as the Funds' Independent Registered Public Accounting Firm to provide the audit and tax services currently performed by Ernst & Young LLP. Initially, the FPA Funds will be the only funds in the FPA Funds Trust. Some of the efficiencies of the Platform may be driven by adding non-FPA advised Funds to the Trust; there are currently no plans to do so, and the Trustees will determine when, and if, it is in the best interests of the Funds to add funds managed by other advisers to the Trust in the future. For example, adding other funds to the trust may achieve cost savings and/or other benefits. FPA believes that the Reorganizations combined with the Funds joining the Platform will allow FPA to dedicate more time and resources to the management of the Funds' portfolios by focusing more efficiently the time and resources spent on administrative activities. FPA also believes that the Reorganizations and joining the Platform can drive efficiencies for Funds and their service providers through standardization of workflow across all the Funds and other fund complexes using the Platform. FPA further believes that the efficiency and standardization of the Platform's processes can reduce and help manage the risks of operational errors. FPA has indicated that no Fund will see an increase in its total net operating expenses as a result of the Reorganizations or as a result of joining the Platform. In addition, FPA anticipates that each Fund may achieve some level of gross expense savings in the future; since most of those savings will serve to reduce a portion of FPA's subsidies of certain Funds' expenses, FPA currently believes that only FPA Queens Road Small Cap Value Fund and FPA U.S. Core Equity Fund, Inc. may experience future net operating expense savings.

Each Reorganization will occur pursuant to an Agreement and Plan of Reorganization (the "Plan") whereby each Fund will transfer all of its assets and liabilities to a newly created corresponding shell series (each, an "Acquiring Fund" and collectively, the "Acquiring Funds") of FPA Funds Trust. Shareholders of each Fund will receive shares of the corresponding Acquiring Fund equal in value to the shares of the Fund held by the shareholders prior to the Reorganization. The effect of the Reorganization will be that each Fund's shareholders will become shareholders of the Acquiring Fund. There will be no change in each Fund's investment objectives, principal investment strategies or portfolio management in connection with the Reorganizations, and FPA will continue as the investment adviser of the Acquiring Funds after the Reorganizations. The Reorganizations are not generally expected to result in the recognition of gain or loss by the Funds or their respective shareholders for U.S. federal income tax purposes. No vote of the shareholders of the Funds is required to approve the Reorganizations.

A prospectus/information statement that contains important information about the Reorganizations, including information about investment strategies, risks, fees, and expenses, will be mailed to shareholders of the Funds before the consummation of the Reorganizations. The Reorganizations are expected to take effect in the third quarter of 2023.

Voting Information

Record Date; Shareholders Entitled to Vote

The Boards have fixed the close of business on April 4, 2023, as the record date (the "Record Date") for the determination of shareholders of the Funds entitled to notice of and to vote at the Meeting and at any adjournment(s) thereof. Shareholders of each Fund as of the Record Date are entitled to one vote for each full share held and a proportionate fractional vote for each fractional share held on the Record Date.

The Funds' shares outstanding and entitled to vote as of April 4, 2023, the Record Date, are listed in Appendix A.

Solicitation of Proxies

This solicitation of proxies is being made by and on behalf of the Boards, and the cost of preparing, printing, and mailing this Proxy Statement, the Notice and the accompanying Proxy Card and all other costs incurred in connection with this solicitation of proxies, including any additional solicitation made by mail, telephone, e-mail, virtual means, or in person will be borne as described below. AST Fund Solutions, LLC has been retained for proxy solicitation services, including print, mail, and tabulation services, as well as the facilitation of mail, telephone, and internet voting, at an anticipated cost of $35,000 for its services. Including the costs to reimburse intermediaries, the total cost is anticipated at $400,000. The Funds will not bear any of this cost. The first $300,000 of these expenses will be borne by UMB and MFAC, and the remainder will be paid by FPA.

Revocation of Proxies

Any shareholder giving a proxy has the power to revoke it by executing a superseding proxy by phone, Internet or mail following the process described on the Proxy Card or by submitting a notice of revocation to the Fund or at the Meeting. A proxy purporting to be executed by or on behalf of a shareholder shall be deemed valid unless challenged at or prior to its exercise, with the burden of proving invalidity resting on the challenger.

Quorum; Required Vote

A quorum of shareholders is required to take action at this Meeting. The Funds' quorum requirements differ. The quorum requirements for each Fund are as follows:

Fund Name	Quorum Requirement
FPA Funds Trust	30% of the outstanding shares entitled to vote present in person or by proxy
FPA New Income Fund, Inc.	A majority of the outstanding shares entitled to vote present in person or by proxy
Bragg Capital Trust	One-third (33 1/3%) of the outstanding shares entitled to vote present in person or by proxy
FPA U.S. Core Equity Fund, Inc.	A majority of the outstanding shares entitled to vote present in person or by proxy.

With respect to each Fund, approval of Proposals 1-4 requires the affirmative vote of a plurality of all votes at the Meeting. Under this plurality voting requirement, Director/Trustee positions are filled by the Nominees who receive the largest number of votes, with no majority approval requirement, until all vacancies are filled. Because Nominees are elected by a plurality, non-votes and abstentions will have no effect on Proposals 1-4.

All properly executed proxies received in time for the Meeting will be treated as present for quorum purposes and will be voted as specified in the proxy or, if no specification is made, for each Proposal as described in this Proxy Statement.

In determining whether shareholders, present in person or represented by proxy at the Meeting, have approved a proposal, abstentions, and broker non-votes, if any, will be treated as shares present at the Meeting for establishing a quorum but that have not been voted. Under the rules of the New York Stock Exchange ("NYSE"), brokers who hold shares in street name for customers have the authority to vote on the Proposals if they have not received instructions from beneficial owners.

Adjournment

If a quorum is not present at the Meeting or if a quorum is present at the Meeting but sufficient votes in favor of the Proposals are not received, the Meeting may be adjourned to permit further solicitation of proxies. The persons named as proxies will vote in favor of such adjournment those shares which they are entitled to vote which have voted in favor of such Proposals. They will vote against any such adjournment those proxies which have voted against any such Proposals. An adjournment may be held within a reasonable time after the date set for the Meeting without the necessity of further notice. Any business that might have been transacted at the Meeting may be transacted at any such adjourned session(s) at which a quorum is present.

Availability of Shareholder Reports

Each Fund will furnish, without charge, copies of its most recent annual report and semi-annual reports succeeding such annual report, if any, to any shareholder requesting such a report. Requests for an annual or semi-annual report should be made in writing to First Pacific Advisors, LP, 11601 Wilshire Boulevard, Suite 1200, Los Angeles, California 90025, by accessing the Funds' website at www.fpa.com or by calling (800) 982-4372.

To avoid sending duplicate copies of materials to households, please note that only one annual or semi-annual report or proxy statement, as applicable, may be delivered to two or more shareholders of a Fund who share an address, unless the Fund has received instructions to the contrary.

IMPORTANT INFORMATION

The Proxy Statement discusses important matters affecting your Fund(s). Please take the time to read the Proxy Statement, and then cast your vote.

You may obtain additional copies of the Notice of Meeting, Proxy Statement, and proxy card by accessing https://vote.proxyonline.com/fpa/docs/fpafunds2023.pdf. There are multiple ways to vote. Choose the method that is most convenient for you. To vote by telephone or Internet, follow the instructions provided on the proxy card. To vote by mail, simply fill out the proxy card and return it in the enclosed postage-paid reply envelope. Please do not return your proxy card if you vote by telephone or Internet. To vote at the Meeting, attend the Meeting and cast your vote. The Meeting will be held at the offices of First Pacific Advisors, LP, 11601 Wilshire Boulevard, Suite 1200, Los Angeles, California 90025.

PROPOSALS 1-4 — ELECTION OF THE BOARD

Background

At a meeting held on March 29, 2023 (the "March Meeting"), the Boards determined to nominate the following existing Directors/Trustees of the Funds for election by shareholders at the Meeting: Sandra Brown, Robert F. Goldrich, and J. Richard Atwood. With respect to each Board, Mr. Lipson and Mr. Osborne have indicated their intention to retire from the Boards in 2023. With respect to FPA Funds Trust, Mr. Romick's role as a portfolio manager of FPA Crescent Fund and as a managing partner of FPA will not change, but he has indicated his intention to step away as a member of the Board in 2023. In light of these upcoming departures and at the suggestion of the Adviser, at the March Meeting each Board's Nominating and Governance Committee recommended the nomination of John P. Zader as an Independent Director/Trustee and the nomination of Maureen Quill as an Interested Director/Trustee, thereby filling the vacancies that would occur with the departures of Messrs. Lipson, Osborne and Romick, and recommended that shareholders elect Mr. Zader and Ms. Quill as Directors/Trustees of each Board at the Meeting. All of the Nominees have consented to serving as Directors/Trustees for each Board if elected. If any Nominee is unable to serve due to an event not now anticipated, the persons named as proxies will vote for such other nominee as may be proposed by the Nominating and Governance Committee of the Board. Each Nominee, if elected, will hold office until their successors are duly elected and qualified. Sandra Brown, Robert F. Goldrich, J. Richard Atwood, John Zader and Maureen Quill are each referred to herein as a "Nominee" and collectively, as the "Nominees."

Nominee Information

Each Board is comprised of individuals with considerable and varied business experiences, backgrounds, skills, and qualifications who collectively have a strong knowledge of business and financial matters and are committed to helping each Fund achieve its investment objective while acting in the best interests of the Fund's shareholders. As noted in the table below, the Nominees bring a variety of experiences and qualifications through their business backgrounds in the fields of consulting and strategic planning, corporate management, education, and investment management. The Boards believe that each particular Nominee's financial and business experience give him or her the qualifications and skills to serve as a Director or Trustee.

Information about the Nominees, including their business addresses, year of birth and principal occupations during the past five years, and other current directorships, are set forth in the table below. A Nominee is deemed to be "independent" to the extent the individual is not an "interested person" of the Fund, as that term is defined in Section 2(a)(19) of the 1940 Act.

Name, Address, Year of Birth and Position(s) held with the Fund	Year First Elected/ Appointed as Director/ Trustee of the Fund	Principal Occupation During the Past Five Years and Other Affiliations(3)	Number of FPA Funds(4) Boards on Which Director/ Trustee or Nominee Serves	Other Directorships Held by Director/ Trustee or Nominee
Independent Director/Trustee Nominees:
Sandra Brown(1) 1955 Director/Trustee	2016	Consultant (since 2009). Formerly, CEO and President of Transamerica Financial Advisers, Inc. (1999-2009); President, Transamerica Securities Sales Corp. (1998-2009); Vice President, Bank of America Mutual Fund Administration (1990-1998); Director/Trustee of each FPA Fund (Bragg Capital Trust since 2020).	7	None
Robert F. Goldrich(1) 1962 Director/Trustee	2022	Senior Vice President for Strategic Initiatives of CMW Strategies LLC (since 2022). Formerly, President/CFO of the Leon Levy Foundation (2015-2022); Director/Trustee of each FPA Fund (since 2022).	7	Uluru, Inc (2015-2017)
John P. Zader(2) 1961 Director/Trustee	2023	Retired (June 2014-present); formerly, CEO, UMB Fund Services, Inc. (December 2006-June 2014), a mutual fund and hedge fund service provider, and the transfer agent, fund accountant, and co-administrator for the Fund(s); President, Investment Managers Series Trust (December 2007-June 2014).	7	Investment Managers Series Trust II (since 2013) and Investment Managers Series Trust (2007-2022)
Interested Director/Trustee Nominees:
J. Richard Atwood(1), (5) 1960 Director/Trustee	2016	Director and President of FPA GP, Inc., the General Partner of the Adviser (since 2018); Director/Trustee of each FPA Fund (Bragg Capital Trust since 2020); President of each FPA Fund (Bragg Capital Trust since 2020); formerly, Managing Partner of FPA (2006-2018).	7	None
Maureen Quill(2), (6) 1963 Director/Trustee	2023	President , Investment Managers Series Trust (since June 2014); EVP/Executive Director Registered Funds (January 2018-present), Chief Operating Officer (June 2014-January 2018), and Executive Vice President (January 2007-June 2014), UMB Fund Services, Inc.; President, UMB Distribution Services (March 2013-December 2020); Vice President, Investment Managers Series Trust (December 2013-June 2014).	7	Investment Managers Series Trust (since 2019)

(1)  The address for each Director or Trustee, other than Mr. Zader and Ms. Quill, is 11601 Wilshire Boulevard, Suite 1200, Los Angeles, California 90025.

(2)  The address for Mr. Zader and Ms. Quill is 235 West Galena Street, Milwaukee, Wisconsin 53212.

(3)  "Principal Occupation" includes all positions held with affiliates of the Fund during the past five years.

(4)  FPA Funds Trust, on behalf of its series FPA Crescent Fund and FPA Flexible Fixed Income Fund, FPA New Income, Inc., Bragg Capital Trust on behalf of its series FPA Queens Road Value Fund and FPA Queens Road Small Cap Value Fund, FPA U.S. Core Equity Fund, Inc., and Source Capital, Inc. (each, an "FPA Fund").

(5)  Mr. Atwood is an "interested person" within the meaning of the 1940 Act by virtue of his affiliation with the Adviser.

(6)  Ms. Quill is an "interested person" within the meaning of the 1940 Act by virtue of her affiliation with the Funds' distributor, UMB Distribution Services, LLC.

The Boards and Their Leadership Structure. The Boards have general oversight responsibility with respect to the Funds' business and affairs. Although each Board has delegated day-to-day management to the Adviser, all Fund operations are overseen by the respective Board, which meets at least quarterly. Each Board holds executive sessions (with and without partners and/or employees of the Adviser) in connection with its regularly scheduled Board meetings. The Audit Committee and the Nominating and Governance Committee for each respective Board meets quarterly at regularly scheduled meetings. The Independent Directors have retained "independent legal counsel," as that term is defined in the rules under the 1940 Act.

Mark L. Lipson serves as the Chairman of each Board. The Chairman presides at all meetings of the Board and works with the President to set the agenda for meetings. The Chairman's responsibilities include presiding at all meetings of the Board, working with the President to set the agenda for meetings and serving as liaison among the other Directors and with Company officers and management personnel. Following the Meeting, the Boards will meet to appoint a new Chairman in light of Mr. Lipson's departure from the Boards.

Each Board periodically reviews its leadership structure, including the role of the Chairman. Each Board also conducts an annual self-assessment during which it reviews its leadership and Committee structure and considers whether its structure remains appropriate in light of the Fund's current operations, among other matters. Each Board believes that its leadership structure, including the current percentage of the Board who are Independent Directors, is appropriate given its specific characteristics.

The Boards are comprised of individuals with considerable and varied business experiences, backgrounds, skills, and qualifications who collectively have a strong knowledge of business and financial matters and are committed to helping each Fund achieve its investment objective while acting in the best interests of the Fund's shareholders. Several members of the Board have had a long and continued service with the Funds. As noted in the Nominee Information Table above, the Nominees bring a variety of experiences and qualifications through their business backgrounds in the fields of consulting and strategic planning, education, corporate management, and investment management. Each Board believes that each particular Nominee's financial and business experience gives him or her the qualifications and skills to serve as a Director/Trustee.

The Boards have also appointed a chief compliance officer ("CCO") for the Funds. The CCO reports directly to the relevant Board and participates in the meetings of the relevant Board. The Independent Directors/Trustees meet quarterly in executive session with the CCO, and the CCO prepares and presents periodic written compliance reports which update compliance activities to date and results thereon. Additionally, the CCO presents an annual written report to the relevant Board evaluating the Fund's compliance policies and procedures. Each Board expects the CCO to report any material compliance risk, should it arise, to the Board.

Shareholders wishing to communicate with the Boards may do so by sending a written communication to J. Richard Atwood, President of the Company, 11601 Wilshire Boulevard, Suite 1200, Los Angeles, California 90025.

The table below shows the number of times the Boards met during each Fund's last fiscal year. Each of the existing Directors/Trustees attended more than 75% of the aggregate of (1) the total number of meetings of the Board and (2) the total number of meetings held by all Committees of the Board on which they served.

Fund Name	Number of Board Meetings During the Fund's Last Fiscal Year
FPA Crescent Fund, a series of FPA Funds Trust	5
FPA Flexible Fixed Income Fund, a series of FPA Funds Trust	5
FPA New Income, Inc.	5
FPA Queens Road Value Fund, a series of Bragg Capital Trust	5
FPA Queens Road Small Cap Value Fund, a series of Bragg Capital Trust	5
FPA U.S. Core Equity Fund, Inc.	5

Risk Oversight. Day-to-day management of each Fund including risk management is the responsibility of the Adviser, which is responsible for managing each Fund's operations and risk management processes. Each Board oversees the processes implemented by the Adviser or other service providers to manage relevant risks and considers risk management issues as part of its responsibilities throughout the year at regular meetings. The Audit Committee for each Fund also considers risk management issues affecting a Fund's financial reporting and controls at its regular meetings throughout the year. The Adviser and other service providers prepare regular reports for Board and Audit Committee meetings that address a variety of risk-related matters, and the Board as a whole or the Audit Committee may also receive special written reports or presentations on a variety of risk issues at their request. For example, the portfolio managers of a Fund meet regularly with the Board to discuss portfolio performance, including investment risk, trading, and the impact on the Fund of investments in particular securities. The Adviser also prepares reports for the Boards regarding various issues, including valuation and liquidity.

Not all risks that may affect a Fund can be identified or processes and controls developed to eliminate or mitigate their effect. Moreover, it is necessary to bear certain risks (such as investment-related risks) to achieve a Fund's objectives. As a result of the foregoing and other factors, the ability of the Fund's service providers, including the Adviser, to eliminate or mitigate risks is subject to limitations.

Standing Committees of the Boards. Each Board has an Audit Committee and a Nominating and Governance Committee. The responsibilities of each committee are described below.

The Boards of each Fund have designated Ms. Brown and Messrs. Lipson, Osborne, and Goldrich as the current members of the Audit Committee of the Board. If elected by shareholders of the Funds to serve as an Independent Director/Trustee, Mr. Zader will become a member of each Board's Audit Committee. All members of the Audit Committee are "independent," as that term is defined the 1940 Act. The Audit Committee makes recommendations to the Board concerning the selection of the Fund's independent registered public accounting firm and reviews with such firm the results of the annual audit, including the scope of auditing procedures, the adequacy of internal controls and compliance by the Company with the accounting, recording, and financial reporting requirements of the 1940 Act. In each instance, before an accountant has been engaged by a Fund, the engagement has been approved by the Audit Committee. The table below shows the number of times that the Audit Committee met during the last fiscal year with respect to each Fund.

Fund Name	Number of Audit Committee Meetings During the Fund's Last Fiscal Year
FPA Crescent Fund, a series of FPA Funds Trust	4
FPA Flexible Fixed Income Fund, a series of FPA Funds Trust	4
FPA New Income, Inc.	4
FPA Queens Road Value Fund, a series of Bragg Capital Trust	4
FPA Queens Road Small Cap Value Fund, a series of Bragg Capital Trust	4
FPA U.S. Core Equity Fund, Inc.	4

The Boards of each Fund have designated Ms. Brown and Messrs. Lipson, Osborne, and Goldrich as the current members of the Nominating and Governance Committee. If elected by shareholders of the Funds to serve as an Independent Director/Trustee, Mr. Zader will become a member of each Board's Nominating and Governance Committee. All members of the Nominating and Governance Committee are "independent," as that term is defined the 1940 Act. The Nominating and Governance Committee recommends to the full Board nominees for election as Directors or Trustees of the Fund, as applicable, to fill vacancies on the Board, when and as they occur. In addition, the Nominating and Governance Committee periodically reviews issues such as the Board's composition and compensation as well as other relevant issues, and recommends appropriate action, as needed, to the full Board. While the Nominating and Governance Committee expects to be able to identify from its own resources an ample number of qualified candidates, it will review recommendations from shareholders of persons to be considered as nominees to fill future vacancies. The determination of nominees recommended by the Nominating and Governance Committee is within the sole discretion of the Nominating and Governance Committee, and the final selection of nominees is within the sole discretion of the Board. Therefore, no assurance can be given that persons recommended by shareholders will be nominated as Directors or Trustees. The table below shows the number of times that the Nominating and Governance Committee met during the fiscal year with respect to each Fund.

Fund Name	Number of Nominating and Governance Committee Meetings During the Fund's Last Fiscal Year
FPA Crescent Fund, a series of FPA Funds Trust	4
FPA Flexible Fixed Income Fund, a series of FPA Funds Trust	4
FPA New Income, Inc.	4
FPA Queens Road Value Fund, a series of Bragg Capital Trust	4
FPA Queens Road Small Cap Value Fund, a series of Bragg Capital Trust	4
FPA U.S. Core Equity Fund, Inc.	4

The Nominating and Governance Committee is responsible for searching for Director/Trustee candidates that meet the evolving needs of the Board. Director/Trustee candidates must have the highest personal and professional ethics and integrity. Additional criteria weighed by the Nominating and Governance Committee in the Director/Trustee identification and selection process include the relevance of a candidate's experience in investment company and/or public company businesses, enterprise or business leadership and managerial experience, broad economic and policy knowledge, the candidate's independence from conflict or direct economic relationship with a Fund, financial literacy and knowledge, and the candidate's ability and willingness to devote the proper time to prepare for, attend and participate in discussions in meetings. The Nominating and Governance Committee also takes into account whether a candidate satisfies the criteria for independence under the rules and regulations of the 1940 Act, and if a nominee is sought for service on the Audit Committee, the financial and accounting expertise of a candidate, including whether the candidate would qualify as an Audit Committee financial expert. While the Nominating and Governance Committee does not have a formal policy respecting diversity on the Board, consideration is given to nominating persons with different perspectives and experience to enhance the deliberation and decision-making processes of the Board.

Corporate Governance

Each Board has adopted a charter for its Audit Committee and Nominating and Governance Committee. Each Board has also adopted a Code of Ethics, which applies to, among others, each Fund's officers, and directors, as well as a Code of Ethics for Senior Executive and Financial Officers that applies to the Principal Executive Officer and Principal Financial Officer of the Fund(s). A copy of the Code of Ethics for Senior Executive and Financial Officers is available as an exhibit to Form N-CSR on the website of the Securities and Exchange Commission, www.sec.gov, or without charge, upon request, by calling(800) 982-4372.

Compensation of Directors/Trustees

No compensation is paid by a Fund to any officer or any Interested Director/Trustee. The compensation paid to the Nominees as of each Fund's last fiscal year is set forth in Appendix B.

Each Fund typically pays each Independent Director/Trustee an annual retainer, as well as fees for attending meetings of the Board and its Committees. Board and Committee chairs receive additional fees for their services. No pension or retirement benefits are accrued as part of Fund expenses. Each such Independent Director/Trustee is also reimbursed for out-of-pocket expenses incurred as a Director/Trustee.

Share Ownership

Shares of the Funds owned by each Nominee as of December 31, 2022, is set forth in Appendix C.

Executive Officers of the Company

The following information relates to the executive officers of the Funds who are not Directors/Trustees of the Funds. Mr. Atwood, Mr. Setzler, Ms. Richards, and Ms. Gilding serve as officers for each Fund. Certain officers serve as officers only with respect to certain Funds as indicated in the table below.

Name, Address(1) and Year of Birth	Position with the Fund	Year First Appointed as Officer of the Fund	Principal Occupation(s) During the Past Five Years(2)
Steven T. Romick 1963	Vice President and Portfolio Manager	2015

Director and President of FPA GP, Inc., the General Partner of the Adviser (since 2018). Vice President and Portfolio Manager of FPA Crescent Fund, a series of FPA Funds Trust. Formerly, Managing Partner of FPA (2010-2018).

Mark Landecker 1977	Vice President and Portfolio Manager(3)	2015	Partner of FPA. Vice President and Portfolio Manager of the FPA Crescent Fund, a series of the FPA Funds Trust.
Brian A. Selmo 1979	Vice President and Portfolio Manager(3)	2015	Partner of FPA. Vice President and Portfolio Manager of the FPA Crescent Fund, a series of the FPA Funds Trust.
Abhijeet Patwardhan 1979	Vice President and Portfolio Manager(4)	2015	Partner and a Director of Research of FPA. Vice President and Portfolio Manager of FPA New Income, Inc. and FPA Flexible Fixed Income Fund (since 2018).
Gregory Nathan 1980	Vice President and Portfolio Manager(5)	2015	Managing Director of FPA (since 2015); Vice President of FPA (2007-2015)
J. Richard Atwood 1960	President	1997	Director and President of FPA GP, Inc., the General Partner of FPA (since 2018). Director/Trustee of each FPA Fund (Bragg Capital Trust since 2020). Formerly, Managing Partner of FPA.
Karen E. Richards 1969	Chief Compliance Officer	2019

Chief Compliance Officer of FPA (since 2018); and Chief Compliance Officer of each FPA Fund (since 2019, except Bragg Capital Trust since 2020). Formerly, Deputy Chief Compliance Officer of First Republic Investment Management, LLC (2016 to 2018), and Vice President, Senior Compliance Officer of Pacific Investment Management Company (2010 to 2016).

E. Lake Setzler III 1967	Treasurer	2006	Managing Director and CFO (since 2020) of FPA. Treasurer of each FPA Fund (Bragg Capital Trust since 2020). Formerly Senior Vice President and Controller of FPA.
Rebecca D. Gilding 1979	Secretary	2019

Vice President and Senior Counsel, State Street Bank and Trust Company; and Secretary of each FPA Fund (since 2019, except Bragg Capital Trust since 2020). Formerly, Assistant Vice President and Associate Counsel, Brown Brothers Harriman & Co. (2013 to 2016).

(1)  The address for each Officer (except Ms. Gilding) is 11601 Wilshire Blvd, Ste. 1200, Los Angeles, California 90025. Ms. Gilding's address is State Street Bank and Trust Company, One Lincoln Street, Boston, MA 02111.

(2)  "Principal Occupation" includes all positions held with affiliates of the Funds during the past five years.

(3)  Vice President and Portfolio Manager for FPA Crescent Fund.

(4)  Vice President and Portfolio Manager for the FPA New Income, Inc. and FPA Flexible Fixed Income Fund

(5)  Vice President and Portfolio Manager for the FPA U.S. Core Equity Fund, Inc.

THE BOARD, INCLUDING THE INDEPENDENT DIRECTORS/TRUSTEES, UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE PROPOSAL WITH RESPECT TO THEIR FUND(S).

GENERAL INFORMATION

Principal Offices of the Funds, Investment Adviser, and Service Providers to the Funds

The principal executive offices of each Fund are located at 11601 Wilshire Boulevard, Suite 1200, Los Angeles, California 90025.

First Pacific Advisors, LP, located at 11601 Wilshire Boulevard, Suite 1200, Los Angeles, California 90025, is the Funds' investment adviser. FPA is a Delaware limited partnership that, together with its predecessor organizations, has been in the investment advisory business since 1954. No Independent Director or Independent Trustee owns, beneficially or of record, interests of the Adviser or any entity under common control with the Adviser.

State Street Bank and Trust Company ("State Street"), located at State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111, acts as administrator to each Fund pursuant to an administration agreement. State Street also served as custodian for portfolio securities, cash, and other assets of the Funds. UMB Distribution Services, LLC, located at 235 West Galena Street, Milwaukee, Wisconsin 53212, is the principal underwriter for the Funds. Dechert LLP, located at One Bush Street, Suite 1600, San Francisco, California 94104, serves as counsel to the Funds. Ernst & Young LLP ("E&Y"), located at 725 South Figueroa Street, Los Angeles, California 90017, is the Funds' independent registered public accounting firm and is responsible for performing the audit of each Fund's financial statements and financial highlights in accordance with the standards of the Public Company Accounting Oversight Board (United States).

OTHER MATTERS

Shareholder Meetings

Each Fund generally is not required to hold annual meetings of shareholders, and each Fund currently does not intend to hold such meetings unless certain specified shareholder actions are required to be taken under the 1940 Act or the Fund's charter documents.

Shareholder Proposals

Any shareholder who wishes to submit a proposal to be included in a proxy statement and form of proxy card for a Fund's next meeting of shareholders should send the proposal to the Fund so that it will be received within a reasonable time before the relevant Board's solicitation relating to such meeting is to be made.

Principal Holders and Control Persons

Information relating to the amount of Fund shares owned by the Nominees of the Funds is set forth in Appendix C.

Set forth on Appendix D are persons who, to the knowledge of each Fund, beneficially owned more than 5% of the outstanding shares of the Funds as of the Record Date.

Legal Proceedings

There are no material pending legal proceedings to which any Nominee, or affiliated person of such Nominee is a party adverse to the Funds or any of their affiliated persons or has a material interest adverse to the Funds or any of its affiliated persons. In addition, there have been no legal proceedings that are material to an evaluation of the ability or integrity of any Nominee, or executive officer of the Funds within the past ten years.

By order of the Board of
Directors/Trustees,

REBECCA D. GILDING

Secretary

Date: April 10, 2023

APPENDIX A

NUMBER OF SHARES/INTERESTS OUTSTANDING AS OF THE RECORD DATE

Fund Name and Classes	Number of Shares Outstanding as of April 4, 2023
FPA New Income, Inc.
891,360,729.241
FPA U.S. Core Equity Fund, Inc.
4,883,265.636
FPA Crescent Fund
Institutional Class	184,684,319.348
Supra Institutional Class	67,332,740.052
FPA Flexible Fixed Income Fund
Institutional Class	77,643,603.003
Advisor Class	2,608,554.096
FPA Queens Road Value Fund
1,340,196.021
FPA Queens Road Small Cap Value Fund
Advisor Class	1,355,336.556
Institutional Class	11,434,178.179
Investor Class	2,346,284.637

A-1

APPENDIX B

COMPENSATION OF EACH NOMINEE AS OF EACH FUND'S LAST FISCAL YEAR END

	Aggregate Compensation from each Fund
	Sandra Brown	Robert F. Goldrich	John P. Zader	J. Richard Atwood[5]	Maureen Quill[5]
FPA New Income, Inc.[1]	$58,195	$33,937	$0	$0	$0
FPA U.S Core Equity Fund, Inc.[2]	$19,595	$15,669	$0	$0	$0
FPA Crescent Fund[3]	$60,071	$46,513	$0	$0	$0
FPA Flexible Fixed Income Fund[3]	$27,690	$21,838	$0	$0	$0
FPA Queens Road Value Fund[4]	$15,158	$2,881	$0	$0	$0
FPA Queens Road Small Cap Value Fund[4]	$22,315	$3,763	$0	$0	$0
Pension or Retirement Benefits Accrued as Part of Fund Expenses[6]	$0	$0	$0	$0	$0
Estimated Annual Benefits Upon Retirement	$0	$0	$0	$0	$0
Total Compensation from Fund and Fund Complex Paid to Trustees[2,7]	$242,403	$189,875	$0	$0	$0

1  For the fiscal year ended September 30, 2022.

2  For the fiscal year ended December 31, 2022.

3  For the fiscal year ended December 31, 2022.

4  For the fiscal year ended May 31, 2022.

5  Mr. Atwood is considered an Interested Director/Trustee by virtue of his affiliation with the Adviser. Ms. Quill is considered an Interested Director/Trustee by virtue of her affiliation with the Fund's distributor.

6  No pension or retirement benefits are provided to Directors/Trustees by the Fund or the FPA Funds.

7  Includes compensation from the currently active funds including FPA New Income, Inc., FPA U.S. Core Equity Fund, Inc., FPA Funds Trust, on behalf of its series FPA Crescent Fund and FPA Flexible Fixed Income Fund, Bragg Capital Trust on behalf of its series FPA Queens Road Value Fund and FPA Queens Road Small Cap Value Fund, and Source Capital, Inc.

B-1

APPENDIX C

FUND SHARES OWNED BY NOMINEES AS OF DECEMBER 31, 2022

Name of	Dollar Range of Equity Securities in the Funds		Aggregate Dollar Range of Equity Securities in All FPA Funds Overseen by Director/Trustee
Independent Director/Trustee
Sandra Brown	FPA Crescent Fund	$50,001-$100,000	Over $100,000
	FPA Flexible Fixed Income Fund	$10,001-$50,000
	FPA New Income, Inc.	$50,001-$100,000
	FPA Queens Road Value Fund	$10,001-$50,000
	FPA Queens Road Small Cap Value Fund	$10,001-$50,000
	FPA U.S. Core Equity Fund, Inc.	$10,001-$50,000
Robert F. Goldrich	None		None
John P. Zader	None		None
Interested Director/Trustee
J. Richard Atwood	FPA Crescent Fund	Over $100,000	Over $100,000
	FPA Flexible Fixed Income Fund	Over $100,000
	FPA New Income, Inc.	Over $100,000
	FPA Queens Road Value Fund	Over $100,000
	FPA Queens Road Small Cap Value Fund	Over $100,000
	FPA U.S. Core Equity Fund, Inc.	Over $100,000
Maureen Quill	None		None

As of December 31, 2022, all Nominees, and officers of each Fund as a group owned beneficially the following percentages of the outstanding shares of each Fund: FPA Crescent Fund less than 1.0%; FPA Flexible Fixed Income Fund less than 1.4%; FPA New Income, Inc. less than 1.0%; FPA Queens Road Small Cap Value Fund less than 1.3%; FPA Queens Road Value Fund less than 1%; and FPA U.S. Core Equity Fund, Inc. less than 7.6%.

C-1

APPENDIX D

PRINCIPAL HOLDERS AND CONTROL PERSONS

The following table list each Fund's principal shareholders and control persons. Principal shareholders are holders of record of 5% or more of the outstanding shares of a class of a Fund. A control person is one who owns beneficially or through controlled companies more than 25% of the voting securities of a Fund or acknowledges the existence of control. Shareholders with a controlling interest could affect the outcome of voting or the direction of management of a Fund.

Name of Fund and Title of Class	Shareholder Name and Address	Percentage of Shares Owned as of April 4, 2023
FPA New Income, Inc.
	First Clearing LLC 2801 Market Street St. Louis, MO 63103	5.97%
	Pershing LLC 1 Pershing Plaza Jersey City, New Jersey 07399-0001	9.22%
	Charles Schwab and Co, Inc. For the Benefit of its Customers 101 Montgomery Street San Francisco, California 94104	25.22%
FPA U.S. Core Equity Fund, Inc.
	Charles Schwab and Co, Inc. For the Benefit of its Customers 101 Montgomery Street San Francisco, California 94104	6.95%
	Merrill Lynch, Pierce, Fenner & Smith, Inc. For the Benefit of its Customers 4800 Deer Lake Drive East Jacksonville, Florida 32246	7.39%
	Pershing LLC For the Benefit of its Customers 1 Pershing Plaza Jersey City, New Jersey 07399	9.27%
FPA Crescent Fund
Institutional Class	First Clearing LLC 2801 Market Street St. Louis, MO 63103	5.62%
	Pershing LLC 1 Pershing Plaza Jersey City, New Jersey 07399-0001	6.29%
	TD Ameritrade PO Box 2226 Omaha, NE 68103	7.86%
	UBS WM USA 1000 Harbor Blvd Weehawken, New Jersey 07086	8.04%
	Merrill Lynch, Pierce, Fenner & Smith Incorporated 4800 Deer Lake Drive East Jacksonville, Florida 32246	10.22%

Name of Fund and Title of Class	Shareholder Name and Address	Percentage of Shares Owned as of April 4, 2023
FPA Crescent Fund
Supra Institutional Class	TD Ameritrade PO Box 2226 Omaha, NE 68103	5.06%
	HOCO 922 Walnut Street Mailstop TBTS 2 Kansas City, MO 64106	5.47%
	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, California 94104-4151	6.68%
	Morgan Stanley Smith Barney LLC 1 New York Plaza, Fl. 12 New York, NY 10004	15.05%
FPA Flexible Income Fund
Institutional Class	Saxon Co. PO Box 94597 Cleveland, OH 44101	5.10%
	UBS WM USA 1000 Harbor Boulevard Weehawken, New Jersey 07086	7.44%
	TD Ameritrade, Inc. P.O. Box 2226 Omaha, Nebraska 68103	9.72%
	Charles Schwab and Co. Inc. 101 Montgomery Street San Francisco, CA 94104-4151	35.73%
Advisor Class	Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0001	8.98%
FPA Queens Road Value Fund
	National Financial Services LLC 200 Liberty Street New York, NY 10281	5.55%
	Ascensus Trust Company PO Box 10758 Fargo, ND 58106	8.40%
	Pershing LLC PO Box 2052 Jersey City, NJ 07303	78.64%
FPA Queens Road Small Cap Value Fund
Advisor Class	American Enterprise Investments 707 2nd Ave South Minneapolis, MN 55402	84.84%
Institutional Class	First Clearing LLC 2801 Market Street St. Louis, MO 63103	8.05%
	Pershing LLC PO Box 2052 Jersey City, NJ 07303	16.37%

Name of Fund and Title of Class	Shareholder Name and Address	Percentage of Shares Owned as of April 4, 2023
FPA Queens Road Small Cap Value Fund
	Charles Schwab and Co. Inc. 101 Montgomery Street San Francisco, CA 94104-4151	18.87%
Investor Class	Pershing LLC PO Box 2052 Jersey City, NJ 07303	8.34%
	TD Ameritrade, Inc. P.O. Box 2226 Omaha, Nebraska 68103	11.46%
	National Financial Services LLC 200 Liberty Street New York, NY 10281	34.58%
	Charles Schwab and Co. Inc. 101 Montgomery Street San Francisco, CA 94104-4151	38.59%

FPA
investors first

# PROXY CARD

**SIGN**, **DATE** AND **VOTE** ON THE REVERSE SIDE

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. **PLEASE CAST YOUR PROXY VOTE *TODAY!***

## PROXY VOTING OPTIONS

1. **MAIL** your signed and voted Proxy back in the postage-paid envelope provided
2. **ONLINE** at **vote.proxyonline.com** using your Proxy control number found below
3. By **PHONE** when you dial toll-free (888) 227-9349 to reach an automated touchtone voting line
4. By **PHONE** with a live operator when you call toll-free (800) 423-2107 Monday through Friday 9 a.m. to 10 p.m. Eastern time

**SHAREHOLDER'S REGISTRATION PRINTED HERE**

*****BOXES FOR TYPESETTING PURPOSES ONLY*****

THIS BOX AND BOX ABOVE ARE NOT PRINTED ON ACTUAL PROXY BALLOTS. THEY IDENTIFY LOCATION OF WINDOWS ON OUTBOUND 9X12 ENVELOPES.

CONTROL NUMBER **12345678910**

FPA New Income, Inc.

PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON JUNE 1, 2023

The undersigned, revoking prior proxies, hereby appoints J. Richard Atwood, Director and President, and E. Lake Setzler, Treasurer, and each of them, as attorneys-in-fact and proxies of the undersigned, granted in connection with the voting of the shares subject hereto. Each of them, with the full power of substitution, to vote shares held in the name of the undersigned on the record date at the Special Meeting of Shareholders (the “Meeting”) of FPA New Income, Inc. to be held at the offices of First Pacific Advisors, LP, 11601 Wilshire Boulevard, Suite 1200, Los Angeles, California 90025 on June 1, 2023, at 10:30 a.m. Pacific Time, or any adjournment thereof, upon the Proposals described in the Notice of Meeting and accompanying Proxy Statement, which has been received by the undersigned.

Do you have questions?

If you have any questions about how to vote your Proxy or about the Meeting in general, please call toll-free (800) 423-2107. Representatives are available to assist you Monday through Friday 9 a.m. to 10 p.m. Eastern Time.

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS: The Notice of Meeting, Proxy Statement, and Proxy Card are available at: https://vote.proxyonline.com/fpa/docs/fpafunds2023.pdf

Please sign, date, and mail your Proxy Card in the envelope provided as soon as possible.

[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE]

FPA New Income, Inc.	PROXY CARD

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. The signer(s) acknowledges receipt with this Proxy Statement of the Board of Directors. Your signature(s) on this should be exactly as your name(s) appear on this Proxy (reverse side). If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, directors; or guardians should indicate the full title and capacity in which they are signing.

SIGNATURE (AND TITLE IF APPLICABLE)	DATE

SIGNATURE (IF HELD JOINTLY)	DATE

THIS PROXY IS SOLICITED ON BEHALF OF THE FUND’S BOARD OF DIRECTORS. THE FUND’S BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF DIRECTORS. When properly executed, this Proxy will be voted as indicated or “FOR” the proposals if no choice is indicated. The Proxy will be voted in accordance with the Proxy holders’ discretion as to any other matters that may arise at the Meeting.

TO VOTE, MARK THE CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ●

PROPOSALS:					NOMINEES	CUMULATE
1.	Election of Directors:
	1A	Sandra Brown	¡	FOR ALL NOMINEES	¡
	1B	Robert F. Goldrich			¡
	1C	John P. Zader	¡	WITHHOLD ALL	¡
	1D	J. Richard Atwood			¡
	1E	Maureen Quill	¡	FOR ALL EXCEPT	¡

INSTRUCTIONS: If you select “FOR ALL NOMINEES” or “WITHHOLD ALL” no further action is needed. To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill the circle next to each nominee you wish to withhold, as shown here: ●

To cumulate your vote for one or more of the above nominee(s), write the manner in which such votes shall be cumulated in the space to the right of the nominee(s) name(s). If you are cumulating your vote, do not mark any circles. If you wish to cumulate your votes, you must vote by using the Proxy Card rather than voting by telephone or the internet.

2.	In their discretion, the proxies are authorized to vote on such other business as may properly come before the Meeting or any adjournments or postponements thereof.

THANK YOU FOR VOTING

[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE]

# PROXY CARD

**SIGN, DATE AND VOTE** ON THE REVERSE SIDE

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. **PLEASE CAST YOUR PROXY VOTE *TODAY!***

## PROXY VOTING OPTIONS

1. **MAIL** your signed and voted Proxy back in the postage-paid envelope provided

2. **ONLINE** at **vote.proxyonline.com** using your Proxy control number found below

3. By **PHONE** when you dial toll-free (888) 227-9349 to reach an automated touchtone voting line

4. By **PHONE** with a live operator when you call toll-free (800) 423-2107 Monday through Friday 9 a.m. to 10 p.m. Eastern time

SHAREHOLDER'S REGISTRATION PRINTED HERE

***BOXES FOR TYPESETTING PURPOSES ONLY***

THIS BOX AND BOX ABOVE ARE NOT PRINTED ON ACTUAL PROXY BALLOTS. THEY IDENTIFY LOCATION OF WINDOWS ON OUTBOUND 9X12 ENVELOPES.

CONTROL NUMBER 12345678910

FPA U.S. Core Equity Fund, Inc.

PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON JUNE 1, 2023

The undersigned, revoking prior proxies, hereby appoints J. Richard Atwood, Director and President, and E. Lake Setzler, Treasurer, and each of them, as attorneys-in-fact and proxies of the undersigned, granted in connection with the voting of the shares subject hereto. Each of them, with full power of substitution, to vote shares held in the name of the undersigned on the record date at the Special Meeting of Shareholders (the “Meeting”) of FPA U.S. Core Equity Fund, Inc. to be held at the offices of First Pacific Advisors, LP, 11601 Wilshire Boulevard, Suite 1200, Los Angeles, California 90025 on June 1, 2023 at 10:30 a.m. Pacific Time, or at any adjournment thereof, upon the Proposals described in the Notice of Meeting and accompanying Proxy Statement, which have been received by the undersigned.

Do you have questions?

If you have any questions about how to vote your Proxy or about the Meeting in general, please call toll-free (800) 423-2107. Representatives are available to assist you Monday through Friday 9 a.m. to 10 p.m. Eastern Time.

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS: The Notice of Meeting, Proxy Statement, and Proxy Card are available at: https://vote.proxyonline.com/fpa/docs/fpafunds2023.pdf

Please sign, date, and mail your Proxy Card in the envelope provided as soon as possible.

[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE]

FPA U.S. Core Equity Fund, Inc.	PROXY CARD

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. The signer(s) acknowledges receipt with this Proxy Statement of the Board of Directors. Your signature(s) on this should be exactly as your name(s) appear on this Proxy (reverse side). If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, directors; or guardians should indicate the full title and capacity in which they are signing.

SIGNATURE (AND TITLE IF APPLICABLE)	DATE

SIGNATURE (IF HELD JOINTLY)	DATE

THIS PROXY IS SOLICITED ON BEHALF OF THE FUND’S BOARD OF DIRECTORS. THE FUND’S BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF DIRECTORS. When properly executed, this Proxy will be voted as indicated or “FOR” the proposals if no choice is indicated. The Proxy will be voted in accordance with the Proxy holders’ discretion as to any other matters that may arise at the Meeting.

TO VOTE, MARK THE CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ●

PROPOSALS:					NOMINEES	CUMULATE
1.	Election of Directors:
	1A	Sandra Brown	¡	FOR ALL NOMINEES	¡
	1B	Robert F. Goldrich			¡
	1C	John P. Zader	¡	WITHHOLD ALL	¡
	1D	J. Richard Atwood			¡
	1E	Maureen Quill	¡	FOR ALL EXCEPT	¡

INSTRUCTIONS: If you select “FOR ALL NOMINEES” or “WITHHOLD ALL” no further action is needed. To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill the circle next to each nominee you wish to withhold, as shown here: ●

To cumulate your vote for one or more of the above nominee(s), write the manner in which such votes shall be cumulated in the space to the right of the nominee(s) name(s). If you are cumulating your vote, do not mark any circles. If you wish to cumulate your votes, you must vote by using the Proxy Card rather than voting by telephone or the internet.

2.	In their discretion, the proxies are authorized to vote on such other business as may properly come before the Meeting or any adjournments or postponements thereof.

THANK YOU FOR VOTING

[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE]

FPA
*investors first*

# PROXY CARD

**SIGN**, **DATE** AND **VOTE** ON THE REVERSE SIDE

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. **PLEASE CAST YOUR PROXY VOTE *TODAY!***

SHAREHOLDER'S REGISTRATION PRINTED HERE

***BOXES FOR TYPESETTING PURPOSES ONLY***

THIS BOX AND BOX ABOVE ARE NOT PRINTED ON ACTUAL PROXY BALLOTS. THEY IDENTIFY LOCATION OF WINDOWS ON OUTBOUND 9X12 ENVELOPES.

## PROXY VOTING OPTIONS

1. **MAIL** your signed and voted Proxy back in the postage-paid envelope provided

2. **ONLINE** at **vote.proxyonline.com** using your Proxy control number found below

3. By **PHONE** when you dial toll-free (888) 227-9349 to reach an automated touchtone voting line

4. By **PHONE** with a live operator when you call toll-free (800) 423-2107 Monday through Friday 9 a.m. to 10 p.m. Eastern time

CONTROL NUMBER **12345678910**

FPA Funds Trust

FPA Crescent Fund

PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON JUNE 1, 2023

The undersigned, revoking prior proxies, hereby appoints J. Richard Atwood, Trustee and President, and E. Lake Setzler, Treasurer, and each of them, as attorneys-in-fact and proxies of the undersigned, granted in connection with the voting of the shares subject hereto. Each of them, with full power of substitution, to vote shares held in the name of the undersigned on the record date at the Special Meeting of Shareholders (the “Meeting”) of FPA Crescent Fund, a series of FPA Funds Trust, to be held at the offices of First Pacific Advisors, LP, 11601 Wilshire Boulevard, Suite 1200, Los Angeles, California 90025 on June 1, 2023 at 10:30 a.m. Pacific Time, or at any adjournment thereof, upon the Proposals described in the Notice of Meeting and accompanying Proxy Statement, which have been received by the undersigned.

Do you have questions?

If you have any questions about how to vote your Proxy or about the Meeting in general, please call toll-free (800) 423-2107. Representatives are available to assist you Monday through Friday 9 a.m. to 10 p.m. Eastern Time.

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS: The Notice of Meeting, Proxy Statement, and Proxy Card are available at: https://vote.proxyonline.com/fpa/docs/fpafunds2023.pdf

Please sign, date, and mail your Proxy Card in the envelope provided as soon as possible.

[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE]

FPA Crescent Fund	PROXY CARD

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. The signer(s) acknowledges receipt with this Proxy Statement of the Board of Trustees. Your signature(s) on this should be exactly as your name(s) appear on this Proxy (reverse side). If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, directors; or guardians should indicate the full title and capacity in which they are signing.

SIGNATURE (AND TITLE IF APPLICABLE)	DATE

SIGNATURE (IF HELD JOINTLY)	DATE

THIS PROXY IS SOLICITED ON BEHALF OF THE FUND’S BOARD OF TRUSTEES. THE FUND’S BOARD OF TRUSTEES RECOMMENDS A VOTE “FOR” THE ELECTION OF TRUSTEES. When properly executed, this Proxy will be voted as indicated or “FOR” the proposals if no choice is indicated. The Proxy will be voted in accordance with the Proxy holders’ discretion as to any other matters that may arise at the Meeting.

TO VOTE, MARK THE CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ●

PROPOSALS:					NOMINEES	CUMULATE
1.	Election of Trustees:
	1A	Sandra Brown	¡	FOR ALL NOMINEES	¡
	1B	Robert F. Goldrich			¡
	1C	John P. Zader	¡	WITHHOLD ALL	¡
	1D	J. Richard Atwood			¡
	1E	Maureen Quill	¡	FOR ALL EXCEPT	¡

INSTRUCTIONS: If you select “FOR ALL NOMINEES” or “WITHHOLD ALL” no further action is needed. To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill the circle next to each nominee you wish to withhold, as shown here: ●

To cumulate your vote for one or more of the above nominee(s), write the manner in which such votes shall be cumulated in the space to the right of the nominee(s) name(s). If you are cumulating your vote, do not mark any circles. If you wish to cumulate your votes, you must vote by using the Proxy Card rather than voting by telephone or the internet.

2.	In their discretion, the proxies are authorized to vote on such other business as may properly come before the Meeting or any adjournments or postponements thereof.

THANK YOU FOR VOTING

[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE]

FPA
investors first

PROXY CARD

SIGN, **DATE** AND **VOTE** ON THE REVERSE SIDE

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. **PLEASE CAST YOUR PROXY VOTE *TODAY!***

PROXY VOTING OPTIONS

1. **MAIL** your signed and voted Proxy back in the postage-paid envelope provided

2. **ONLINE** at **vote.proxyonline.com** using your Proxy control number found below

3. By **PHONE** when you dial toll-free (888) 227-9349 to reach an automated touchtone voting line

4. By **PHONE** with a live operator when you call toll-free (800) 423-2107 Monday through Friday 9 a.m. to 10 p.m. Eastern time

CONTROL NUMBER 12345678910

SHAREHOLDER'S REGISTRATION PRINTED HERE

BOXES FOR TYPESETTING PURPOSES ONLY

THIS BOX AND BOX ABOVE ARE NOT PRINTED ON ACTUAL PROXY BALLOTS. THEY IDENTIFY LOCATION OF WINDOWS ON OUTBOUND 9X12 ENVELOPES.

FPA Funds Trust

FPA Flexible Fixed Income Fund

PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON JUNE 1, 2023

The undersigned, revoking prior proxies, hereby appoints J. Richard Atwood, Trustee and President, and E. Lake Setzler, Treasurer, and each of them, as attorneys-in-fact and proxies of the undersigned, granted in connection with the voting of the shares subject hereto. Each of them, with full power of substitution, to vote shares held in the name of the undersigned on the record date at the Special Meeting of Shareholders (the “Meeting”) of FPA Flexible Fixed Income Fund, a series of FPA Funds Trust, to be held at the offices of First Pacific Advisors, LP, 11601 Wilshire Boulevard, Suite 1200, Los Angeles, California 90025 on June 1, 2023 at 10:30 a.m. Pacific Time, or at any adjournment thereof, upon the Proposals described in the Notice of Meeting and accompanying Proxy Statement, which have been received by the undersigned.

Do you have questions?

If you have any questions about how to vote your Proxy or about the Meeting in general, please call toll-free (800) 423-2107. Representatives are available to assist you Monday through Friday 9 a.m. to 10 p.m. Eastern Time.

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS: The Notice of Meeting, Proxy Statement, and Proxy Card are available at: https://vote.proxyonline.com/fpa/docs/fpafunds2023.pdf

Please sign, date, and mail your Proxy Card in the envelope provided as soon as possible.

[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE]

FPA Flexible Fixed Income Fund	PROXY CARD

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. The signer(s) acknowledges receipt with this Proxy Statement of the Board of Trustees. Your signature(s) on this should be exactly as your name(s) appear on this Proxy (reverse side). If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, directors; or guardians should indicate the full title and capacity in which they are signing

SIGNATURE (AND TITLE IF APPLICABLE)	DATE

SIGNATURE (IF HELD JOINTLY)	DATE

THIS PROXY IS SOLICITED ON BEHALF OF THE FUND’S BOARD OF TRUSTEES. THE FUND’S BOARD OF TRUSTEES RECOMMENDS A VOTE “FOR” THE ELECTION OF TRUSTEES. When properly executed, this Proxy will be voted as indicated or “FOR” the proposals if no choice is indicated. The Proxy will be voted in accordance with the Proxy holders’ discretion as to any other matters that may arise at the Meeting.

TO VOTE, MARK THE CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ●

PROPOSALS:					NOMINEES	CUMULATE
1.	Election of Trustees:
	1A	Sandra Brown	¡	FOR ALL NOMINEES	¡
	1B	Robert F. Goldrich			¡
	1C	John P. Zader	¡	WITHHOLD ALL	¡
	1D	J. Richard Atwood			¡
	1E	Maureen Quill	¡	FOR ALL EXCEPT	¡

INSTRUCTIONS: If you select “FOR ALL NOMINEES” or “WITHHOLD ALL” no further action is needed. To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill the circle next to each nominee you wish to withhold, as shown here: ●

To cumulate your vote for one or more of the above nominee(s), write the manner in which such votes shall be cumulated in the space to the right of the nominee(s) name(s). If you are cumulating your vote, do not mark any circles. If you wish to cumulate your votes, you must vote by using the Proxy Card rather than voting by telephone or the internet.

2.	In their discretion, the proxies are authorized to vote on such other business as may properly come before the Meeting or any adjournments or postponements thereof.

THANK YOU FOR VOTING

[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE]

FPA
investors first

# PROXY CARD

**SIGN**, **DATE** AND **VOTE** ON THE REVERSE SIDE

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. **PLEASE CAST YOUR PROXY VOTE *TODAY!***

**SHAREHOLDER'S REGISTRATION PRINTED HERE**

*****BOXES FOR TYPESETTING PURPOSES ONLY*****

THIS BOX AND BOX ABOVE ARE NOT PRINTED ON ACTUAL PROXY BALLOTS. THEY IDENTIFY LOCATION OF WINDOWS ON OUTBOUND 9X12 ENVELOPES.

## PROXY VOTING OPTIONS

1. **MAIL** your signed and voted Proxy back in the postage-paid envelope provided

2. **ONLINE** at **vote.proxyonline.com** using your Proxy control number found below

3. By **PHONE** when you dial toll-free (888) 227-9349 to reach an automated touchtone voting line

4. By **PHONE** with a live operator when you call toll-free (800) 423-2107 Monday through Friday 9 a.m. to 10 p.m. Eastern time

**CONTROL NUMBER** **12345678910**

Bragg Capital Trust

FPA Queens Road Small Cap Value

PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON JUNE 1, 2023

The undersigned, revoking prior proxies, hereby appoints J. Richard Atwood, Trustee and President, and E. Lake Setzler, Treasurer, and each of them, as attorneys-in-fact and proxies of the undersigned, granted in connection with the voting of the shares subject hereto. Each of them, with full power of substitution, to vote shares held in the name of the undersigned on the record date at the Special Meeting of Shareholders (the “Meeting”) of FPA Queens Road Small Cap Value Fund, a series of Bragg Capital Trust, to be held at the offices of First Pacific Advisors, LP, 11601 Wilshire Boulevard, Suite 1200, Los Angeles, California 90025 on June 1, 2023 at 10:30 a.m. Pacific Time, or at any adjournment thereof, upon the Proposals described in the Notice of Meeting and accompanying Proxy Statement, which have been received by the undersigned.

Do you have questions?

If you have any questions about how to vote your Proxy or about the Meeting in general, please call toll-free (800) 423-2107. Representatives are available to assist you Monday through Friday 9 a.m. to 10 p.m. Eastern Time.

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS: The Notice of Meeting, Proxy Statement, and Proxy Card are available at: https://vote.proxyonline.com/fpa/docs/fpafunds2023.pdf

Please sign, date, and mail your Proxy Card in the envelope provided as soon as possible.

[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE]

FPA Queens Road Small Cap Value Fund	PROXY CARD

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. The signer(s) acknowledges receipt with this Proxy Statement of the Board of Trustees. Your signature(s) on this should be exactly as your name(s) appear on this Proxy (reverse side). If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, directors; or guardians should indicate the full title and capacity in which they are signing

SIGNATURE (AND TITLE IF APPLICABLE)	DATE

SIGNATURE (IF HELD JOINTLY)	DATE

THIS PROXY IS SOLICITED ON BEHALF OF THE FUND’S BOARD OF TRUSTEES. THE FUND’S BOARD OF TRUSTEES RECOMMENDS A VOTE “FOR” THE ELECTION OF TRUSTEES. When properly executed, this Proxy will be voted as indicated or “FOR” the proposals if no choice is indicated. The Proxy will be voted in accordance with the Proxy holders’ discretion as to any other matters that may arise at the Meeting.

TO VOTE, MARK THE CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ●

PROPOSALS:					NOMINEES	CUMULATE
1.	Election of Trustees:
	1A	Sandra Brown	¡	FOR ALL NOMINEES	¡
	1B	Robert F. Goldrich			¡
	1C	John P. Zader	¡	WITHHOLD ALL	¡
	1D	J. Richard Atwood			¡
	1E	Maureen Quill	¡	FOR ALL EXCEPT	¡

INSTRUCTIONS: If you select “FOR ALL NOMINEES” or “WITHHOLD ALL” no further action is needed. To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill the circle next to each nominee you wish to withhold, as shown here: ●

To cumulate your vote for one or more of the above nominee(s), write the manner in which such votes shall be cumulated in the space to the right of the nominee(s) name(s). If you are cumulating your vote, do not mark any circles. If you wish to cumulate your votes, you must vote by using the Proxy Card rather than voting by telephone or the internet.

2.	In their discretion, the proxies are authorized to vote on such other business as may properly come before the Meeting or any adjournments or postponements thereof.

THANK YOU FOR VOTING

[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE]

investors first

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. **PLEASE CAST YOUR PROXY VOTE *TODAY!***

SHAREHOLDER'S REGISTRATION PRINTED HERE

***BOXES FOR TYPESETTING PURPOSES ONLY***

THIS BOX AND BOX ABOVE ARE NOT PRINTED ON ACTUAL PROXY BALLOTS. THEY IDENTIFY LOCATION OF WINDOWS ON OUTBOUND 9X12 ENVELOPES.

**SIGN**, **DATE** AND **VOTE** ON THE REVERSE SIDE

# PROXY VOTING OPTIONS

1. **MAIL** your signed and voted Proxy back in the postage-paid envelope provided

2. **ONLINE** at **vote.proxyonline.com** using your Proxy control number found below

3. By **PHONE** when you dial toll-free (888) 227-9349 to reach an automated touchtone voting line

4. By **PHONE** with a live operator when you call toll-free (800) 423-2107 Monday through Friday 9 a.m. to 10 p.m. Eastern time

CONTROL NUMBER **12345678910**

Bragg Capital Trust

FPA Queens Road Value Fund

PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON JUNE 1, 2023

The undersigned, revoking prior proxies, hereby appoints J. Richard Atwood, Trustee and President, and E. Lake Setzler, Treasurer, and each of them, as attorneys-in-fact and proxies of the undersigned, granted in connection with the voting of the shares subject hereto. Each of them, with full power of substitution, to vote shares held in the name of the undersigned on the record date at the Special Meeting of Shareholders (the “Meeting”) of FPA Queens Road Value Fund, a series of Bragg Capital Trust, to be held at the offices of First Pacific Advisors, LP, 11601 Wilshire Boulevard, Suite 1200, Los Angeles, California 90025 on June 1, 2023 at 10:30 a.m. Pacific Time, or at any adjournment thereof, upon the Proposals described in the Notice of Meeting and accompanying Proxy Statement, which have been received by the undersigned.

Do you have questions?

If you have any questions about how to vote your Proxy or about the Meeting in general, please call toll-free (800) 423-2107. Representatives are available to assist you Monday through Friday 9 a.m. to 10 p.m. Eastern Time.

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS: The Notice of Meeting, Proxy Statement, and Proxy Card are available at: https://vote.proxyonline.com/fpa/docs/fpafunds2023.pdf

Please sign, date, and mail your Proxy Card in the envelope provided as soon as possible.

[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE]

FPA Queens Road Value Fund

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. The signer(s) acknowledges receipt with this Proxy Statement of the Board of Trustees. Your signature(s) on this should be exactly as your name(s) appear on this Proxy (reverse side). If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, directors; or guardians should indicate the full title and capacity in which they are signing

SIGNATURE (AND TITLE IF APPLICABLE)	DATE

SIGNATURE (IF HELD JOINTLY)	DATE

THIS PROXY IS SOLICITED ON BEHALF OF THE FUND’S BOARD OF TRUSTEES. THE FUND’S BOARD OF TRUSTEES RECOMMENDS A VOTE “FOR” THE ELECTION OF TRUSTEES. When properly executed, this Proxy will be voted as indicated or “FOR” the proposals if no choice is indicated. The Proxy will be voted in accordance with the Proxy holders’ discretion as to any other matters that may arise at the Meeting.

TO VOTE, MARK THE CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ●

PROPOSALS:					NOMINEES	CUMULATE
1.	Election of Trustees:
	1A	Sandra Brown	¡	FOR ALL NOMINEES	¡
	1B	Robert F. Goldrich			¡
	1C	John P. Zader	¡	WITHHOLD ALL	¡
	1D	J. Richard Atwood			¡
	1E	Maureen Quill	¡	FOR ALL EXCEPT	¡

INSTRUCTIONS: If you select “FOR ALL NOMINEES” or “WITHHOLD ALL” no further action is needed. To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill the circle next to each nominee you wish to withhold, as shown here: ●

To cumulate your vote for one or more of the above nominee(s), write the manner in which such votes shall be cumulated in the space to the right of the nominee(s) name(s). If you are cumulating your vote, do not mark any circles. If you wish to cumulate your votes, you must vote by using the Proxy Card rather than voting by telephone or the internet.

2.	In their discretion, the proxies are authorized to vote on such other business as may properly come before the Meeting or any adjournments or postponements thereof.

THANK YOU FOR VOTING

[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE]